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                                                                    EXHIBIT 10.3

                                    L E A S E

      THIS LEASE made this 17th day of March, 1995, by and between WIN PROPERTIES, INC., a New York corporation, as Agent for the owner of the Demised Premises (hereinafter referred to as "Landlord") and FIRST STATE BANK OF SARASOTA, a Florida corporation (hereinafter referred to as "Tenant"),

                              W I T N E S S E T H:

      That in consideration of the premises, the mutual covenants herein contained, and each and every act performed hereunder by either of the parties, such parties enter into the following Articles of Agreement:

                                    ARTICLE I

                 The Demised Premises, Use and Purposes, and The
                                  Demised Term

      1. Property Leased. Landlord hereby leases and demises to Tenant and Tenant hereby leases from Landlord premises located at 2323 Stickney Point Road, Sarasota, Florida 34231 and more particularly described on Exhibit A attached hereto and made a part hereof, at the rental hereinafter set forth. The real estate and the building and improvements erected thereon which are being leased pursuant to this Agreement are hereinafter referred to as the "Demised Premises". This Lease is subject to all rights of way, licensee, easements and agreements now or hereafter belonging or pertaining to the Demised Premises.

      2. Use. Tenant shall use and occupy the Demised Premises for a banking facility and other office use compatible with a banking facility, and for no other purpose without the prior written consent of Landlord.

      3. Demised Term. Tenant shall have and hold the Demised Premises with the rights, privileges, and easements and appurtenances thereto attaching and belonging to Landlord, its successors and assigns, with a quiet and undisturbed possession to Tenant, for a term beginning on the Commencement Date (as hereinafter defined) and extending for a period ending on the 31st day of May, 2001 (such period is hereinafter referred to as the "Demised Term").

                                   ARTICLE II

                            Rent and Option to Renew

      1. Minimum Rental for Demised Premises. Tenant covenants that it will pay Landlord without relief from valuation or appraisement laws each year during the Demised Term the following amounts as rental for the Demised Premises, which sum shall be paid at 70 East 55th Street, 22nd Floor, New York, New York 10022-3222 or such other place as Landlord may from time to time specify in writing ("Minimum Rental"). Such rental shall be paid by Tenant to Landlord in the following equal monthly installments in addition to all other amounts payable by Tenant under this Lease:

        Period                                     Monthly Minimum Rental
        ------                                     ----------------------
The earlier of (a) 90 days after
the Commencement Date or (b) the
date Tenant opens for business until
May 31, 1998                                             $ 3,875.00

June 1, 1998 through
May 31, 2001                                               4,650.00

Tenant shall pay Landlord one month's rent at the time Tenant signs this Lease, which payment shall be applied to the first month's rent payable under this Lease in the event the contingencies herein set forth are fulfilled, which payment shall be returned to Tenant in the event such contingencies are not fulfilled as herein set forth. All monthly payments of rent and taxes as provided in this Lease shall be paid on the first day of each month of the Demised Term, in advance. In the event Landlord does not receive by the 5th of the month the rent or additional rent payable for that month, Tenant agrees to pay as additional rent a late charge equal to 5% of the amount unpaid for such month and for each month thereafter that the rent for such month remains unpaid.

      2. Options to Renew. If Tenant shall well and truly perform all of the terms and conditions of this Lease during the Demised Term, and shall not be in default at any time hereunder, Landlord hereby gives and grants Tenant two options to renew this Lease as follows:

      (i) First Option to Renew. The first option to renew shall be for a period of six years which shall commence on June 1, 2001 and shall terminate on May 31, 2007 (the "First Renewal Term"); and

      (ii) Second Option to Renew. The second option to renew shall be for a period of six years which shall commence on June 1, 2007 and shall terminate on May 31, 2013 (the "Second Renewal Term").

Tenant shall exercise the option to renew for each such Renewal Term by written notice to Landlord which shall be received by Landlord not less than nine months before the expiration of the then current term of this Lease. Time is of the essence in connection with the exercise of the option for each such Renewal Term. In the event the notice herein required is not received by the date hereinabove referred to, the respective options to renew herein granted shall be null and void. These options are not assignable. In the event Tenant exercises the option for the First Renewal Term Minimum Rental under Article II shall be $5,425.00 per month for the period from June 1, 2001 through May 31, 2004 and $6,200.00 per month during the period from June 1, 2004 through May 31, 2007. In the event Tenant exercises the option for the First Renewal Term and the Second Renewal Term on the terms and conditions herein set forth, the Minimum Rental for each year of the Second Renewal Term shall be determined in accordance with the provisions of subparagraphs (a), (b), (c) and (d) hereof:

            (a) Arbitration. As used herein, the term "Market Value Rent" shall mean the highest annual fixed rent that a willing tenant would pay and a willing landlord would accept in an arm's length lease of the Demised Premises for the first year of a six-year term commencing as of the first day of the Second Renewal Term taking into account the highest and best use of the Demised Premises, provided however the Market Value Rent determined under this Article shall in no event be less than $6,200.00 per month. As used herein, the term "the Exercise Date" shall mean the date on which Landlord receives a notice of the exercise of the option to renew for the Second Renewal Term which complies with the provisions of this Article II. In the event Landlord and Tenant fail to agree upon the Market Value Rent within thirty (30) days after the Exercise Date, Landlord and Tenant shall each promptly thereafter give the other notice in writing which sets forth their respective determinations of the Market Value Rent which shall not be less than $6,200.00 ("the Determination Notice"), and (except as set forth in Section (b) of this Article) either party may apply to the American Arbitration Association or any successor thereto for the designation of an arbitrator satisfactory to both parties who shall render a determination of the Market Value Rent. The arbitrator shall be a real estate

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      appraiser, consultant, broker, developer or manager who shall have at least fifteen years' continuous experience in and familiarity with commercial rentals for properties similar to the Demised Premises in the same or similar areas of Sarasota, Florida. The arbitrator shall conduct such hearings and investigations as the arbitrator shall deem appropriate and shall within sixty (60) days after having been appointed choose either the Market Value Rent set forth in the Landlord's Determination Notice or the Market Value Rent set forth in Tenant's Determination Notice. Such choice shall be the only choice which the arbitrator shall make. The arbitrator shall not determine a Market Value Rent which is not set forth in the Landlord's or Tenant's Determination Notice or which is less than $6,200.00 per month. The arbitrator's choice of Market Value Rent as set forth in the respective Determination Notices shall be final and binding upon Landlord and Tenant and specifically enforceable in any Court of competent jurisdiction. Landlord and Tenant shall each pay its own counsel fees and expenses, if any, in connection with the arbitration under this subparagraph (a) and the parties shall share equally in all of the costs, expenses and fees of the arbitration. The arbitrator shall not have the power to add to, modify or change any of the provisions of this Lease.

            (b) Cancellation of Arbitration. In the event that the determination of Market Value Rent set forth in the Landlord's and Tenant's Determination Notices shall differ by 10% or less, then the Market Value Rent shall not be determined by arbitration but shall instead be determined by taking the average of the Market Value Rent set forth in the Landlord's and Tenant's Determination Notices.

            (c) Late Determination. In the event Market Value Rent is not determined before the Commencement Date of the Second Renewal Term, Minimum Rental in the sum of $6,200.00 per month shall be paid by Tenant until the Market Value Rent is determined in accordance with this Article. Tenant shall within fifteen (15) days after the determination of Market Value Rent pay Landlord the amount of the deficiency determined, if any, from and after the Commencement Date of the Second Renewal Term to the date of such final determination.

            (d) Rental for Remaining Five Years of Second Renewal Term. The rental for each remaining year of the Second Renewal Term shall be the rental payable for the first year of the Second Renewal Term plus an additional amount each year determined as follows: As promptly as practicable after June 1, 2008 and after June 1 of each remaining year of the Second Renewal Term, Landlord shall compute the increase, if any, in the cost of living each year during the remainder of the Second Renewal Term based upon the Consumer Price Index which shall mean the average for "All Items" shown on the "United States City Average for Urban Wage Earners and Clerical Workers" as promulgated by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100) or such comparable successor Index published by such Department. The Index number for the month of June, 2007 shall be the "base Index" number and the corresponding Index number for the month of June, 2008 and of each April thereafter during the Second Renewal Term shall be the "current Index number." The current Index number shall be divided by the base Index number each year. From the quotient thereof, there shall be subtracted the integer 1 and any resulting positive number shall be deemed to be the percentage of increase in the cost of living for the year. Minimum Rental shall be paid each month at the rate payable during the prior year of the Demised Term until Minimum Rental is determined in accordance with this subparagraph (d) and as of the first day of the next month following Landlord's computation of Minimum Rental hereunder Tenant shall pay any accrued deficiency in Minimum Rental for the year and commence payment of the Minimum Rental so determined for each month of the remainder of the year. The Minimum Rental for each of the last five years of the Second Renewal Term shall not be less than the Minimum Rental paid for the first year of the Second Renewal Term in any event.

            (e) Right of Termination of Option Exercise. Notwithstanding anything to the contrary herein contained, in the event Landlord and Tenant fail to agree upon the Market Value Rent within thirty days after the Exercise Date, Tenant shall have the right to withdraw Tenant's notice of exercise of the option to renew provided written notice of the withdrawal of the exercise of the option to renew is received by Landlord within forty days after the Exercise Date.

                                   ARTICLE III

                       Commencement Date and Holding Over

      1. Commencement Date. The Commencement Date of the Demised Term shall be the date Tenant obtains the last of the necessary state and federal regulatory approvals to operate a banking facility in the Demised Premises, subject to the provisions of Article XXVIII. Minimum Rental shall be prorated in the event the Minimum Rental commencement date under Article II is a date other than the first day of the month.

      2. Holding Over. If Tenant remains in possession of the Demised Premises after the expiration of the Demised Term, without the execution of a new lease or addendum, Tenant at Landlord's election which shall be made in Landlord's sole discretion shall be deemed to be occupying the Demised Premises as a tenant either (a) from month to month or (b) for the longest lease term permitted by governing law referred to in Article XVI, subject to all conditions, provisions and obligations of this Lease insofar as the same are applicable except that the monthly rental shall be an amount equal to triple the amount of rental payable for the last full month prior to expiration of the lease. This provision does not waive Landlord's rights of re-entry or any other rights hereunder and shall not constitute a consent of Landlord to a holding over by Tenant.

                                   ARTICLE IV

                            Care of Demised Premises

      1. Waste and Conformance with Laws. No waste or damage shall be committed upon or to the Demised Premises and the floor of the Demised Premises shall not be overloaded. The Demised Premises shall not be used for any unlawful purpose and no violations of law shall be committed thereon. Tenant shall, at Tenant's own expense, promptly observe and keep all laws, rules, orders, ordinances and regulations of the federal, state and city governments and any and all of their departments and bureaus and those of any other competent authority which are in effect during the Demised Term relating to the use of the Demised Premises and to the condition of the portion thereof which Tenant is required to maintain hereunder. Tenant shall also comply with all environmental laws, regulations, ordinances and decrees which are in effect during the Demised Term and shall be responsible for removing all environmental violations relating to the Demised Premises, Tenant shall not engage in any activity upon or make any use or occupancy of the Demised Premises for the purpose of or involving the handling of any hazardous

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substances or hazardous waste as defined in any Federal, state or local statute or ordinance or the regulations promulgated thereunder. Tenant's obligations under this paragraph shall survive the termination of this Lease.

      2. Injury to the Demised Premises. Tenant shall not perform any acts or practices which may injure the Demised Premises or be a nuisance or menace to the public, or nearby landowners, and shall keep the Demised Premises clean and free from refuse at all times and store all refuse from Tenant's business in proper and fireproof containers within the Demised Premises and arrange for regular pickup of such refuse at Tenant's expense. Tenant shall not burn any refuse of any kind on the Demised Premises.

                                    ARTICLE V

                        Utility and Janitorial Services

      1. Payment by Tenant. Tenant shall pay all utility charges for the Demised Premises as additional rental during the Demised Term.

      2. Janitorial Services. Tenant shall provide janitorial service to the Demised Premises at Tenant's sole cost and expense as additional rental during the Demised Term.

                                   ARTICLE VI

                 Maintenance and Repair of the Demised Premises

      As additional rental all parts of the Demised Premises, including, without limiting the generality thereof, doors, glass windows, windows and frames, plumbing, heating, ventilating, air conditioning and other mechanical appurtenances and equipment, parking areas, the walks, the four outer walls, the gutters, down spouts, the roof and components of the Demised Premises shall at all times during the Demised Term be kept in good order, good condition and good repair by Tenant, including necessary replacements, and shall also be kept in a clean, sanitary and safe condition, free of ice, snow and debris, in accordance with all directions, rules and regulations of the Health officers, Fire Marshal, Building Inspector, or other proper officers of the governmental agencies having jurisdiction, at the sole cost and expense of Tenant. Tenant shall comply with all requirements of laws, ordinances and regulations affecting the Demised Premises. Tenant shall permit no injury to the Demised Premises, and Tenant shall, at its own cost and expense, replace as necessary all systems, appurtenances, equipment and components on the Demised Premises which may be broken or damaged. At the expiration of the Demised Term, Tenant shall surrender the Demised Premises, including, without limiting the generality thereof, the doors, windows and frames, plumbing, heating, ventilating, air conditioning equipment and other mechanical appurtenances and equipment, in as good condition as the same is on the Commencement Date (as such condition is maintained or improved by Tenant in the performance of Tenant's obligations under this Article), reasonable wear and tear excepted. It is understood and agreed that this is a triple net lease and that Landlord shall have no obligation for maintenance and repair of the Demised Premises.

                                   ARTICLE VII

                              Signs and Alterations

      1. Consent of Landlord. The Tenant shall not use any advertising media or make any use of the Demised Premises which violates any law, regulation or ordinance. Without the written consent of Landlord, which shall not be unreasonably withheld, Tenant shall not (a) make any changes in the exterior of the building on the Demised Premises, (b) make any addition or structural alterations, or (c) erect and install any exterior signs

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or advertising media.

      2. Alterations and Improvements. Tenant shall bear the expense of all permits, alterations and improvements which, are necessary in order to make the Demised Premises suitable for Tenant's occupancy. Such alterations and improvements shall be constructed under a no-lien contract and in compliance with all applicable codes, laws and ordinances and shall be made by competent licensed contractors in strict accordance with plans and specifications submitted to and approved by Landlord prior to the commencement of any work at the Demised Premises. Landlord's approval of such plans and specifications shall not excuse Tenant from compliance with all applicable laws, regulations, codes, and ordinances nor render Landlord liable for any incompleteness or design insufficiency therein.

      Tenant shall indemnify and save harmless Landlord from all costs, loss or expense in connection with any construction or installation. No person shall be entitled to any lien directly or indirectly derived through or under Tenant or through or under any act or omission of Tenant upon the Demised Premises for any improvements or fixtures made thereon or installed therein or for or on account of any labor or material furnished to the Demised Premises or for or on account of any matter or thing whatsoever. Nothing in this Lease contained shall be construed to constitute a consent by Landlord to the creation of any lien. In the event Tenant causes, suffers or permits the creation of any lien against the Demised Premises, or any part thereof, or a lien is filed because of alleged non-payment by Tenant, Tenant shall cause such lien to be released within ten
(10) days after actual notice of the filing thereof, or shall furnish Landlord a bond, in form, with surety, and in an amount satisfactory to Landlord, conditioned to indemnify Landlord against the foreclosure of such lien.

      3. Ownership of Improvements. All alterations, additions, improvements and fixtures, including lighting fixtures, ducts, controls, diffusers, filters or other equipment for distribution of heating and cooling, other than Tenant's trade fixtures, which may be made or installed by either of the parties hereto upon the Demised Premises, and which in any manner are attached or affixed to the floors, walls or ceiling ("Improvements"), shall during the Demised Term be the property of the party which installed the Improvements. At the termination or expiration of this Lease the Improvements shall become the sole property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury. Tenant shall bear the cost of repairing any damage to the Demised Premises caused by removal of any property which Tenant is permitted to remove hereunder and any costs incurred by Landlord as a result of Tenant's vacation of the Demised Premises.

                                  ARTICLE VIII

                          Insurance, Repairs and Taxes

      1. Tenant's Maintenance of Insurance. Tenant agrees to carry at its expense public liability insurance on the Demised Premises, covering both Tenant and Landlord as assureds with a combined single limit of not less than $2,000,000.00 per occurrence, and contractual liability coverage recognizing this Lease. Tenant shall also obtain rental insurance, including an extended coverage endorsement, in an amount sufficient to prevent Landlord and Tenant from becoming co-insurers, and, in any event, in an amount equal to not less than twelve-months' rent, taxes and insurance premiums payable hereunder. Any proceeds of this policy received by Landlord shall be credited first to the payment of rent and then to the payment of taxes and insurance premiums payable by Tenant hereunder during the period in respect of which such insurance is collected. Tenant also agrees to carry at its expense insurance for fire, extended coverage, vandalism, malicious mischief and other endorsements reasonably required by Landlord

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payable to Landlord, Tenant, and where required by any mortgage, the mortgagee of the Demised Premises, as their respective interests may appear, which insurance shall be on the building and on all improvements and betterments on the Demised Premises in an amount not less than the maximum insurable value thereof as determined by Landlord from time to time. Tenant shall provide Landlord with copies of the policies and certificates evidencing that such insurance is in full force and effect and stating the terms thereof. The minimum limits of the public liability insurance shall in no way limit or diminish Tenant's liability under Article XVII hereof. Tenant's property at the Demised Premises shall be insured separately by Tenant. All insurance referred to in this paragraph shall be purchased as additional rental, maintained by Tenant during the Demised Term, shall be written on terms, with such increase in the limits of liability as Landlord shall from time to time require and by companies satisfactory to the Landlord, and shall provide for a minimum of thirty (30) days' written notice from the insurance company to Landlord and Tenant before any such policy is terminated, cancelled or changed.

      2. Repair by Landlord. If the Demised Premises shall be partially or totally destroyed by fire or other casualty, so as to become unusable for the business of Tenant, Landlord, at its option, may elect to either (a) repair and restore the Demised Premises, or (b) terminate this Lease. In the event a duly licensed contractor retained by Landlord determines that repair and restoration of the Demised Premises will require more than 180 days, Tenant shall have the option to terminate this Lease provided written notice thereof is received by Landlord within 10 days after notice to Tenant of the contractor's determination. In the event Tenant so exercises such option, this Lease shall terminate at the expiration of such thirty-day period. In the event Tenant does not so exercise such option and in the event Landlord elects to repair and restore the Demised Premises, then Landlord's obligation hereunder shall be limited to repairing and restoring the Demised Premises similar in size, floor area and quality to the Demised Premises prior to such destruction the cost of which shall not exceed the available insurance proceeds received by Landlord less the costs and expenses (including attorneys' fees), if any, incurred by Landlord in recovering such insurance proceeds ("Net Proceeds"). In the event Landlord elects to terminate the Lease, then Tenant shall be liable for rent only up to the time of such destruction of the Demised Premises. In the event Landlord elects to repair and restore the Demised Premises, Tenant shall pay all amounts payable hereunder as rent or additional rent until completion of such repair and restoration. Landlord shall credit Tenant's account each month with the amount received by Landlord each month from the Net Proceeds of the rent insurance policy. Tenant shall give Landlord notice of any fire and any accident, damage, dangerous or defective condition relating to the Demised Premises. Landlord shall have no responsibility to repair or replace any of Tenant's equipment, fixtures, furnishings or decorations and shall not be responsible for delays in settling insurance claims or repairing and restoring the Demised Premises.

      3. Taxes. Tenant shall pay as additional rent in equal monthly installments commencing on the Commencement Date and continuing each month during the Demised Term thereafter an amount equal to one twelfth of the real estate taxes paid or payable by Landlord for each year of the Demised Term. Landlord shall notify Tenant of the amounts payable by Tenant for taxes on or after the Commencement Date, but Landlord's failure to so notify Tenant shall not relieve Tenant from its obligations hereunder. Tenant shall have the right to contest at Tenant's expense the valuation of the property for tax purposes provided Tenant gives Landlord thirty days' written notice of Tenant's intention to do so. Tenant shall also pay Landlord each month during the Demised Term all sales taxes payable on rent and additional rent payable by Tenant hereunder.

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                                   ARTICLE IX

                     Abuse of Plumbing and Demised Premises

      The plumbing facilities in the Demised Premises shall not be used for any other purpose than that for which they were constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant. Tenant, its employees or agents, shall not mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone or iron work without the written consent of the Landlord. All alterations or improvements made during the Demised Term shall be made in accordance with Article VII.

                                    ARTICLE X

                                   Assignment

      Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest herein without the previous written consent of Landlord, which consent shall not be unreasonably withheld, and not to sublease the Demised Premises or any part or parts thereof or allow anyone to come in with, through or under it, without like consent. Consent by the Landlord to one or more assignments of this Lease, or to one or more subletting of the Demised Premises shall not operate as a waiver of Landlord's rights under this Article with respect to any subsequent request for permission to assign or sublet this Lease. Any sale, assignment, or other transfer whether or not by operation of law of the majority interest in Tenant shall be deemed to be an assignment hereunder which requires the prior written consent of Landlord. The acceptance of rent from any other person or firm shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Demised Premises. The assignment of this Lease or any sublease and the acceptance by Landlord of the payment of the rent and other charges by such assignee or sublessee, as provided herein, shall not relieve nor release Tenant of its primary liability for the performance of all the terms and conditions hereof to be performed by Tenant, including but not limited to, the payment of rent, and such assignee or sublessee shall in writing assume and agree to do all the things and perform all of the terms and conditions hereof required to be done and performed by the Tenant as herein provided. Landlord's right to assign this Lease is and shall remain unqualified. Notwithstanding anything to the contrary herein contained, Tenant shall have the right to sublease on notice to Landlord but without Landlord's prior consent space in the Demised Premises which does not exceed 3,000 square feet and which is used for an architectural office, a travel agency, a financial institution, an accounting firm, a law firm, an insurance agency, a brokerage firm, a real estate agency, a mortgage origination office or a trust office. Any other sublease or assignment shall be on the terms set forth in this Article X prior to the last two sentences hereof.

                                   ARTICLE XI

                           Access to Demised Premises

      1. By Landlord. Landlord shall have the right to enter upon the public areas of the Demised Premises at all reasonable hours and the non-public areas of the Demised Premises with Tenant's consent (which shall not be unreasonably withheld) for the purpose of inspecting the same or of making repairs, additions or alterations to the Demised Premises, or any property owned or controlled by Landlord, but Landlord assumes no obligation to make any repairs, additions or alterations except as expressly provided in this Lease. If Landlord deems necessary any repairs required to be made by Tenant, Landlord may demand that Tenant make the same within a reasonable time, and if Tenant refuses or neglects to

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commence such repairs and to complete the same with reasonable dispatch,
Landlord may make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to its property or business by reason, thereof; and if Landlord makes or causes such repairs to be made, Tenant shall on demand pay to Landlord the cost thereof, with interest at the Default Rate set forth in Article XII. If Tenant shall default in such payments the Landlord shall have all remedies provided in Article XII hereof.

      2. Showing Premises. For One Hundred Eighty (180) days prior to the expiration of this Lease, Landlord shall have reasonable access to the Demised Premises for the purpose of exhibiting the same to prospective tenants. Landlord may place a sign or signs on the Demised Premises at any time which advertises the availability of the Demised Premises for lease or for sale.

                                   ARTICLE XII

                        Default and Remedies of Landlord

      1. Rights on Default. (a) If Tenant makes any default in respect to Tenant's covenants to pay rent; or (b) if Tenant defaults in any other of Tenant's obligations under the Lease, and if Tenant fails to make good such default within fifteen (15) days after written notice of the existence of such default has been given Tenant by the Landlord (time being of the essence of this paragraph 1 of this Article); or (c) if Tenant shall abandon or vacate the Demised Premises before the end of the Demised Term, or (d) in the event:

      (i)   Tenant is adjudicated a bankrupt;

      (ii) A Receiver or Trustee is appointed for Tenant's property, and the appointment of such Receiver is not set aside in thirty (30) days, or Tenant requests or consents to the appointment of a Receiver;

      (iii) A trustee in reorganization is appointed for Tenant's property and the appointment of such Trustee is not set aside within thirty (30) days;

      (iv) Tenant files a voluntary petition for reorganization or arrangement, or in bankruptcy;

      (v) Tenant files an answer admitting bankruptcy or agreeing to a reorganization or arrangement;

      (vi)  Tenant makes an assignment for the benefit of its creditors; or

      (vii) Tenant permits the leasehold interest of Tenant hereunder to be sold pursuant to execution;

or (e) in the event the Demised Premises shall come into the possession of any Trustee or Receiver, in bankruptcy or otherwise, then, and in any such event Tenant shall be deemed to be in default and, Landlord, besides any other rights or remedies it may have by law or otherwise, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises. Such property may be removed and stored at the cost of and for the account of Tenant. Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or may, from time to time, without terminating this Lease, relet the Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the Demised
Term) and at such rental or rentals and upon such other terms and conditions as Landlord in the exercise of Landlord's sole discretion may deem advisable with the right to make alterations and repairs to the Demised Premises. Upon each such reletting (a) Tenant shall be immediately liable to pay to Landlord, in addition to any indebtedness other than rent due hereunder, the cost and expense of such reletting (including reasonable attorneys' fees) and of such alterations and repairs incurred by Landlord, and the amount if any, by which the rent reserved in this lease for the period of such reletting (up to but not beyond the Demised Term) exceeds the amount agreed to be paid as rent for the Demised Premises for such period of such reletting; or (b) at the option of Landlord rents received by Landlord from such reletting shall be applied first, to the payment of any indebtedness, other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting (including reasonable attorneys' fees) and of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder.

      Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Tenant shall be liable for (a) all rent, additional rent or damages due or sustained prior to such termination, the costs and expenses of reletting the Demised Premises (including costs and expenses of alterations and repairs incurred by Landlord) and all reasonable costs, attorneys' fees and expenses incurred by Landlord in pursuit of its remedies hereunder or in renting the Demised Premises to others from time to time (all such rent, additional rent, damages, costs, attorneys' fees and expenses being herein referred to as "Termination Damages"); and Tenant shall be liable for (b) additional damages (the "Liquidated Damages") which, at the election of Landlord, shall be either

      (i) an amount equal to the rent which, but for termination of this Lease would have become due during the remainder of the Demised Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Demised Premises may be rented (other than any additional rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord); or

      (ii) an amount equal to the present worth (as of the date of such termination) of rent and additional rent which, but for termination of this Lease, would have become due during the remainder of the Demised Term, less the fair rental value of the Demised Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the rate of 14% per annum (hereinafter "the Default Rate") until paid. For purposes of this clause, "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest the Demised Premises.

Termination Damages and Liquidation Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease. If this Lease is terminated pursuant to this Article, Landlord may relet the Demised Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Demised Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Demised Premises) as Landlord, in its sole discretion, may determine. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Demised Premises or any failure by Landlord to collect any rent due upon such reletting.

      If such termination shall take place after the expiration of two (2) or more full Lease Years, then, for purposes of computing the Liquidated Damages, the annual additional rent shall be conclusively presumed to be an amount equal to the average additional rent (other than additional rent received by Landlord as a result of any failure of Tenant to perform any of its obligations under this Lease) payable with respect to the full Lease Year immediately preceding the Lease Year in which written notice of such termination was given.

      If such termination shall take place before the expiration of two (2) full Lease Years, then, for purposes of computing the Liquidated Damages, the annual additional rent shall be conclusively presumed to be an amount equal to twelve
(12) times the average monthly payment of additional rent (other than additional rent received by Landlord as a result of any failure by Tenant to perform any of its obligations under this Lease) payable during the twelve (12) full calendar months immediately preceding the month in which written notice of such termination was given.

      Landlord shall have the right in Landlord's sole discretion to apply any payments received by Landlord following a default by Tenant to any indebtedness of Tenant under this Lease and no such payment shall be deemed to constitute a cure of any default under this Lease without Landlord's prior written consent, which consent may be granted or withheld by Landlord in Landlord's sole discretion.

      2. Default other than Rent. In the event Tenant shall be in default with respect to any of the covenants contained herein, other than the covenant to pay rent, Landlord shall have the right, but not the obligation, after thirty (30) days' written notice of such default to Tenant (except in the event of an emergency) to perform any covenants of Tenant as to which Tenant is in default, and any and all sums paid by Landlord, in performance of such covenants shall be and constitute additional rent and shall be paid by Tenant, with interest at the Default Rate, with the next rent payment due.

      3. Default Re Insurance or Liens. In the event the default of Tenant relates to the maintenance of insurance required to be maintained by the Tenant, Landlord shall have the right, but not the obligation, to procure such insurance, immediately after mailing notice of Tenant's default, and in the event the default of Tenant relates to the failure of Tenant to pay any lien or claim against the Demised Premises or the improvements thereon or its failure to furnish the bond hereinabove referred to, Landlord shall be entitled to pay any such lien or claim and to redeem the Demised Premises from any sale or forfeiture immediately after mailing notice of its intention so to do. Any amounts so expended by Landlord shall be paid by Tenant as additional rental, with interest as the Default Rate, with the next payment due.

      4. Remedies Cumulative. The remedies of Landlord shall be cumulative, and no one of them shall be construed as exclusive of any other or of any remedy provided by law.

      5. Costs and Attorney Fees. In the event Landlord shall be made a party to litigation commenced by or against Tenant, arising by reason of the occupancy of the Demised Premises under this Lease, Tenant shall indemnify, save harmless and protect the Landlord against all costs and attorney fees incidental to such litigation, and Tenant shall also pay all costs and reasonable attorney fees incurred by Landlord in enforcing the covenants, agreements, terms and provisions of this Lease or in defending any claims asserted by Tenant including but not limited to costs and attorney fees incurred during Tenant's appeal of a judgment if such judgment is affirmed in whole or in part on appeal. All payments, including payment of rent and additional rent, which Tenant is required to make pursuant to the provisions of this Lease, shall be made without relief from valuation or appraisement laws.

      6. Jury Trial Waiver. Landlord and Tenant after consulting or having had the opportunity to consult with counsel each hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in the event of any dispute of any kind between Landlord and Tenant. Neither Landlord nor Tenant shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. This waiver is absolute and unconditional and cannot be modified in any respect or relinquished by either Landlord or Tenant except in a written instrument signed by both of them.

                                  ARTICLE XIII

                                 Eminent Domain

      If all or any part of the Demised Premises shall be acquired by the exercise of eminent domain by any public or quasi public body in such a manner that more than 20% of the building on the Demised Premises shall become unusable by Tenant for the purposes Tenant is using the Demised Premises, this Lease may be terminated by Tenant by written notice to Landlord within fifteen (15) days after possession of the Demised Premises or part thereof is so taken. Tenant shall have no claim against Landlord or any other person, firm, corporation or governmental authority on account of any such acquisition for the value of any unexpired lease remaining after possession of the Demised Premises is taken. All damages awarded therefor shall belong to and be the sole property of Landlord, except Tenant shall have a separate cause of action against the governmental authority to the extent provided by law, which claim shall belong to Tenant, provided any claim asserted by Tenant does not diminish in any way Landlord's claim.

                                   ARTICLE XIV

                              Non-Waiver Provisions

      No waiver of any condition or covenant of this Lease by either party hereto shall be deemed to imply or constitute a further-waiver by such party of the same or any other condition or covenant.

                                   ARTICLE XV

                                     Notices

      All notices to be given hereunder shall be deemed to be properly given as of the date of mailing if in writing and mailed by certified mail in an envelope addressed to Tenant at 4417 Lee Ridge Road, Sarasota, Florida 34233 or to such other address as the Tenant may from time to time furnish to the Landlord in writing for such purpose; and in the case of notices by the Tenant to the Landlord, addressed to 70 East 55th Street, 22nd Floor, New York, New York 10022-3222, or to such other address as the Landlord may from time to time furnish to the Tenant in writing for such purpose with a copy to Sidney
Mishkin, 200 South Meridian Street, Suite 525, Indianapolis, Indiana 46225.

                                   ARTICLE XVI

                         Relationship and Construction

      Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties hereto, or of any other relationship than landlord and tenant. Tenant's unperformed obligations hereunder shall survive the termination or expiration of this Lease. Any amount payable by Tenant under this Lease other than monthly rent payable under Article II shall be deemed to be additional rent payable under this Lease whether or not such payment is so expressly designated herein. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. This Lease shall be construed without reference to titles of Articles and sections, which are inserted for convenience only. This Lease if found to be ambiguous, in whole or in part, shall not be construed against the party who prepared this Lease but shall be construed in accordance with other applicable rules of construction. Subject to the provisions of this Lease, this Lease and all of the terms, conditions and provisions hereof shall inure to the benefit of and be binding upon Landlord and Tenant, their respective heirs, successors, assignors and legal representatives, and the words "Landlord" and "Tenant" shall be construed to include the respective heirs, successors, assignors and legal representatives, if any, of Landlord and Tenant. This Lease shall be construed and enforced in accordance with and governed by the laws of the State of Florida.

                                  ARTICLE XVII

                            Non-Liability of Landlord

      Landlord shall not be responsible or liable to Tenant or any other person for any loss, injury or damage occasioned by or through the acts or omissions of any person or firm, or due to the condition of the Demised Premises, or for any loss or damage resulting to or from the water supply or from bursting, over flowing or leaking of water, sewer or steam pipes or from the heating or plumbing fixtures or from the electric wiring or from gas or odors or caused in any manner. Tenant shall be responsible and liable to Landlord for any damage to the Demised Premises and for any act done thereon by Tenant or any person coming on the Demised Premises by invitation or license of Tenant, express or implied. Tenant shall save Landlord harmless from all claims, liability, costs and expenses (including reasonable attorneys' fees) resulting from any breach or violation of this Lease by Tenant or from Tenant's use of the Demised Premises.

                                  ARTICLE XVIII

                                     Brokers

      Landlord and Tenant agree that the sole broker owed a commission or finder's fee for this Lease is Shumway Realty, whose commission shall be paid by Landlord pursuant to Landlord's Commission Agreement with such broker, and that no other broker is owed a commission or finder's fee for this Lease. Tenant agrees to hold Landlord harmless from any other claims for commission or finder's fee asserted by any other person or firm arising out of Tenant's execution of this Lease.

                                   ARTICLE XIX

                                  Subordination

      This Lease is subject and subordinate to all mortgages which now or hereinafter affect the Demised Premises and all renewals, modifications, replacements and extensions thereof, provided the Mortgages permits Tenant to retain possession of the Demised Premises as long as Tenant fully performs all of the terms and provisions of this Lease. Tenant hereby agrees to execute any instruments requested by Landlord which may be necessary to effectuate this Article. In the event the Demised Premises are acquired by a mortgagee or assignee of a mortgagee through a foreclosure sale or otherwise, Tenant shall be permitted to retain possession of the Demised Premises as long as Tenant fully performs all of the terms and provisions of this Lease.

                                   ARTICLE XX

                       Net Lease and Condition of Premises

      This is a triple net lease and all rent and other amounts payable hereunder by Tenant shall be paid without notice or demand and without set-off, counterclaim, abatement, suspension, deduction or defense.

                                   ARTICLE XXI

                                  Severability

      In the event any provision of this Lease shall be deemed illegal or unenforceable, the remaining provisions of this Lease shall not thereby be affected and such illegal or unenforceable provision shall be deleted herefrom.

                                  ARTICLE XXII

                              Vacation of Premises

      At the expiration or earlier termination of this Lease, Tenant shall remove all of Tenant's trade fixtures and personal property which do not become the property of Landlord under paragraph 3 of Article VII of this Lease, and shall leave the Demised Premises in a broom clean condition.

                                  ARTICLE XXIII

                                Billboard Rights

      Landlord does not reserve the right to install a billboard on the Demised Premises.

                                  ARTICLE XXIV

                                Security Deposit

      Tenant simultaneously with the execution of this Lease shall pay Landlord the sum of $4,650.00 as and for a security deposit, which sum is equal to one month's a rent payable hereunder during the last three years of the Demised Term. Such security deposit shall be held by Landlord to secure the full and faithful performance by Tenant of all of the terms and conditions of this Lease and such sum shall be returned to Tenant at the satisfactory termination of this Lease after deducting therefrom the cost of curing any default and repairing any and all damage to the Demised Premises caused by Tenant, its representatives, invitees or licensees during the Demised Tern, excluding ordinary wear and tear. In the event of a breach or default by Tenant with respect to any of the terms or conditions of this Lease, Landlord may apply such security deposit or any part thereof to any costs, damages, losses or injuries resulting from such breach or default without in any manner waiving or limiting Landlord's right to further hold Tenant liable for the costs, damages or losses or injuries otherwise due and incurred. In the event Landlord so applies all or any portion of such security deposit, Tenant shall within ten days after notice thereof immediately pay Landlord an amount equal to the difference between (a) the amount of security deposit then held by Landlord after such application and (b) an amount equal to one month's rent which Tenant is then required to pay hereunder. Tenant shall in addition pay Landlord within ten days after each increase in rent payable during the Demised Term hereunder that amount necessary to increase the security deposit to an amount equal to one month's rent. Notwithstanding the foregoing, the security deposit shall never be less than $4,650.00. Such security deposit shall under no circumstances be applied by Tenant to the payment of rent hereunder, or mortgaged, assigned or otherwise encumbered or made the subject of a security interest by Tenant in any manner, and any attempt to do so shall be null and void.

                                   ARTICLE XXV

                          Notification to Landlord and
                              Default by Landlord

      In the event any material damage is done to the Demised Premises by any cause or Tenant becomes aware of any information which materially affects Landlord's interest in the Demised Premises, Tenant shall immediately give Landlord notice in accordance with the terms of this Lease.

                                  ARTICLE XXVI

                        Limitation on Right of Recovery

      Notwithstanding anything to the contrary contained in this Lease, there shall be absolutely no personal liability on Landlord, Landlord's Trustee, Landlord's beneficiaries, Landlord's Agent or any heir, administrator, executor, successor, legal representative or assign of any of them with respect to any of the terms, covenants, conditions and provisions of this Lease and Tenant shall look solely to the Demised Premises for the satisfaction of each and every remedy of Tenant in the event of default by Landlord hereunder or in the event any other claim in connection with the Demised Premises. Such exculpation of personal liability is absolute and without any exception whatsoever and all such liability of any kind hereunder is expressly waived by Tenant and every person now or hereafter claiming any right hereunder or by, through or under Tenant.

                                  ARTICLE XXVII

                               Option to Purchase

      Provided Tenant is not in default at any time hereunder, Tenant shall have the option to purchase the Demised Premises for a price equal to the greater of
(a) $2,500,000.00 or (b) the fair market value as determined by a qualified appraiser designated by Landlord. This option is granted on the following terms and conditions: (a) Tenant provides Landlord with written notice of the exercise of this option prior to the expiration of the Demised Term or the expiration of the First Renewal Term, in the event the option for the First Renewal Term is timely exercised in accordance with this lease; (b) the transaction is closed within 45 days after Landlord receives such notice from Tenant; (c) the purchase price is paid in cash at the closing; (d) all closing costs and other expenses of the sale shall be borne by Tenant; and (e) all other terms and conditions of such sale and the documents relating thereto shall be in form and terms acceptable to Landlord. This option to purchase shall expire at the end of the First Renewal Term in any event and is not assignable.

                                 ARTICLE XXVIII

                              Contingency of Lease

      This Lease and the obligations of Landlord and Tenant hereunder are subject to Tenant's ability to obtain within sixty (60) days from the date Landlord signs this Lease all permits and approvals of state and federal agencies which are necessary for Tenant's use and occupancy of the Demised Premises as a banking facility. Tenant shall use its best efforts and utmost good faith in obtaining such permits and approvals. In the event such permits and approvals are not obtained within such sixty-day period by Tenant, despite Tenant's best efforts and utmost good faith, this Lease shall be null and void and neither Landlord nor Tenant shall have any further obligation to the other unless Landlord and Tenant mutually elect in writing to extend the period within which this contingency is to be fulfilled in which event Tenant shall continue its efforts to obtain such permits and approvals on the terms herein set forth. Tenant shall immediately apply for such permits and approvals, copy Landlord with Tenant's correspondence to and from the state and federal agencies with respect to such permits and approvals and otherwise promptly inform Landlord of all developments with respect to the applications for such permits and approval. In the event the condition of this lease is not fulfilled in accordance with the terms of this Article XXVIII, Landlord shall return to Tenant the security deposit and rent payment which Tenant made as of the date of Tenant's execution of this Lease.

                                  ARTICLE XXIX

                            Authority to Sign Lease

      Each of the persons who has signed this Lease represents and warrants that he has been duly authorized to sign this Lease by all necessary action on the part of the entity on whose behalf he has signed this Lease.

                                   ARTICLE XXX

                            Counterparts and Telecopy

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and part of one and the same Agreement. Delivery of an executed copy of this Agreement by facsimile transmission shall constitute effective and binding execution and delivery hereof and the signatures thereon shall be deemed to be original signatures for all purposes.

                                  ARTICLE XXXI

                                Entire Agreement

      This Lease is intended by Landlord and Tenant as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations, and representations between Landlord and Tenant having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of or acquiescence in a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied on in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the other party seeks to enforce the modification. The validity of this Lease shall not be affected by the absence of a notarization of the signature of a representative of a party hereto. The recordation of this Lease by Tenant shall constitute a default.

      IN WITNESS WHEREOF the parties have executed this Agreement the date and year first above written.

                                          FIRST STATE BANK OF SARASOTA

                                          By /s/ Patrick J. Arnold
                                            ------------------------------------
                                             Patrick J. Arnold President

                                          "TENANT"

                                                 WIN PROPERTIES, INC.
                                                 as Agent for Owner

                                                 By /s/ Jonathan B. Kallman VP
                                                        ----------------------
                                                        Jonathan B. Kallman
                                                        Executive Vice President

                                   "LANDLORD"


STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

     Before me, a Notary Public, in and for said County and State, personally appeared Win Properties, Inc., a New York corporation, as Agent by Jonathan B. Kallman, its Executive Vice President, who acknowledged the execution of the foregoing Lease as and for the voluntary act and deed of said corporation and stateed that the representations therein contained are true, this _________ day of March, 1995.


                                                     ---------------------------
                                                     Notary Public
                                                     Residing in ________ County

My Commission Expires:

------------------------





STATE OF FLORIDA        )
                        ) SS:
COUNTY OF SARASOTA      )


     Before me, a Notary Public in and for said County and State, personally appeared First State Bank of Sarasota, a Florida corporation, by Patrick L. Arnold, its President, who acknowledged the execution of the foregoing Lease as and for the voluntary act and deed of such corporation and stated that the representations therein contained are true, this 17th day of March, 1995.

                                                        /s/ Darlene Harris
                                                     ---------------------------
                                                     Notary Public
                                                     Residing in Sarasota County

My Commission Expires:

   [stamp]
--------------------









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